SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 6, 2002



                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


          Delaware                 333-68812             13-6357101
----------------------------       ---------             ----------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
      of Incorporation)            File No.)         Identification No.)



                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)



                               (212) 902-1000
             Registrant's telephone number, including area code



                               Not Applicable
       (Former name or former address, if changed since last report)







Item 5.           Other Events

                  The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:30AM on November 2, 2001. This Current Report on Form 8-K discloses the use of a term sheet, dated May 6, 2002 (the "Term Sheet"), prepared by the Registrant for a proposed offering of approximately $864,879,000 of Mortgage Pass-Through Certificates, Series 2002-4 pursuant to the Registration Statement. This transaction is expected to close on May 30, 2002. This Term Sheet is filed as Exhibit 99.




                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By:  /s/  Jay F. Strauss
                                                ------------------------------
                                                Name:  Jay F. Strauss
                                                Title: Secretary

Dated: May 7, 2002





                               EXHIBIT INDEX

Exhibit No.          Description

    99 Term Sheet as prepared by the Registrant for a proposed offering of approximately $864,879,000 of Mortgage Pass-Through Certificates, Series 2002-4 pursuant to the Registration Statement.